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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 17, 2007

                            DIBZ INTERNATIONAL, INC.
              (Exact Name of Small Business Issuer in its Charter)


         Nevada                                                71-0874685
(State of Incorporation)        (Primary Standard          (IRS Employer ID No.)
                                Classification Code)

                                 9595 Six Pines
                            Bldg 8 Level 2 Suite 8210
                             The Woodlands, TX 77380
        (Address of Registrant's Principal Executive Offices) (Zip Code)


                                    Mark Wood
                                 9595 Six Pines
                             Bldg 8 Lvl 2 Suite 8210
                             The Woodlands, TX 77380
                                  832-631-6103
             (Name, Address and Telephone Issuer's telephone number)

        Securities to be Registered Under Section 12(b) of the Act: None

           Securities to be Registered Under Section 12(g) of the Act:

                                  Common Stock
                                 $.001 Par Value
                                (Title of Class)

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Item 8.01. Other Events.

On September 17, 2007 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.       Press release dated September 17, 2007



                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

By:      /s/ Mark Wood
         -------------
         Mark Wood
         Title: President/CEO


Dated:  September 17, 2007

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